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                                                                    EXHIBIT 10.6

                                  LEASE SUMMARY


Title of Lease:              Building Lease Agreement

Date of Lease:               December 21, 1995

Lessor:                      Shenzhen Beijing Hotel

Lessee:                      Brighton Elevators Corporation Limited Shenzhen
                             Representative Office

Property or Suite Leased:    10 Baoan Road, Beijing Building, Room 909
                             Luohu District, Shenzhen, China

Term:                        January 1, 1996 - December 30, 1997

Termination Rights:          2 months written notice by either party

Renewal Options:             2 months notice prior to the end of lease

Rent:                        Rmb 4108.50/month (U.S. $513/month)

Assignment:                  Not permitted

Governing Jurisdiction:      China